SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 6, 2002

COMMUNITY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Virginia	0-18265	54-1532044
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

38 North Central Avenue, Staunton, Virginia	24401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (540) 886-0796

N/A

(Former name or former address, if changed since last report)

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ITEM 5.       Other Events

       On May 6, 2002, the Registrant issued the attached press release announcing earnings for the fourth quarter and fiscal year ended March 31, 2002 and the date of the Registrant's annual meeting of shareholders.

Item 7.        Financial Statements and Exhibits

       (c)        Exhibits

       99        Press Release, May 6, 2002

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY FINANCIAL CORPORATION
Date: May 6, 2002	By: /s/ R. Jerry Giles R. Jerry Giles Vice President and Chief Financial Officer (Duly Authorized Officer)